www.newbridgebank.com NASDAQ: NBBC Third Quarter 2011 Investor Presentation Exhibit 99.1

Forward Looking Statements

Information in this presentation may contain forward looking statements. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially.
Forward looking statements are often characterized by the use of qualifying words such as “expects,” “anticipates,” “believes,” “estimates,” “plans,”
“projects,” or other statements concerning opinions or judgments of the
Company and its management about future events.  The accuracy of such forward looking statements could be affected by factors including, but not limited to, the financial success or changing conditions or strategies of the Company’s customers or vendors, fluctuations in interest rates, actions of government regulators, the availability of capital and personnel, or general economic conditions. Additional factors are discussed in the Company’s filings with the
SEC, including without limitation, Forms 10-K, 10-Q and 8-K.
NewBridge Bancorp undertakes no obligations to revise these statements following the date of this presentation.

Table of Contents NBBC Overview Recent Performance Loan Portfolio Analysis Outlook and Summary 3

Corporate Profile
• Headquarters:   Greensboro, NC
• Ticker:        NBBC
• Assets:       $1.7 billion
• Branch locations: 30
• Tangible book:  $6.91 per share
• Price to tangible book:  56%
• Common equity to assets: 6.36%
• Risk weighted capital: 14.63%
As of  September 30, 2011.

Stokes County
Rockingham County
Forsyth County
Greensboro
Davidson County
Alamance County
Guilford County
Randolph County
Pender County
New Hanover County

NEWBRIDGE BANCORP
NEWBRIDGE BANK

Corporate Profile Branch Locations Triad Branches 27 Coastal Branches 3 TOTAL 30 5

Background
• NewBridge Bancorp formed July 2007 from a merger of equals
– Two mature franchises in NC’s third largest MSA
– Strong core deposits with an opportunity to expand market share
• New management team overcoming challenges
– Legacy organizations lacked uniform credit culture and defined performance culture
– Bank locations were not positioned to serve the financial districts of the MSA
– Largest market share competitor experienced a liquidity crisis

Leadership
•
LIVING
our Guiding Principles
•
FOCUSING
on our Vision and Mission
•
EXECUTING
our Strategic, Operating and Profit Plans
Pressley A. Ridgill, CPA, CFP
®
(59)
President and Chief Executive Officer
35 years of banking and financial services experience
Ramsey K. Hamadi, CPA, MBA (42)
Executive Vice President and Chief Financial Officer
20 years of banking and financial services experience
David P. Barksdale (47)
Executive Vice President and Chief Banking Officer
20 years of banking experience
William W. Budd, Jr. (48)
Executive Vice President and Chief Credit Officer
25 years of banking experience
Robin S. Hager (49)
Executive Vice President and Chief Resource Officer
26 years of banking experience
Pictured (from left to right): Robin Hager, Wes Budd, Pressley Ridgill (center),
David Barksdale and Ramsey Hamadi.

Significant Accomplishments
• Profitable in each of the last eight quarters
• Charged off $134 million, or 8.3%, of peak level loans and OREO
• Reduced branches from 42 to 30
• Reduced staff from 690 to 437
• Eliminated $14 million of annualized costs
• Increased core deposits from 55% to 71%
• Improved asset liability management practices resulting in more than a 120 basis point improvement in NIM
• Developed robust risk management policies and procedures

Table of Contents NBBC Overview Recent Performance Loan Portfolio Analysis Outlook and Summary 9

Q3 2011 Results
• The Company reported net income of $1.1 million in the third quarter, and
$3.2 million year to date
• Pre-tax income improved 38% over the prior year third quarter; 74% for the year
• Net interest margin improved, and averaged 4.20% for the quarter and
4.21% for the year
• Nonperforming assets were down 5% from Q2 2011 and 19% from peak level
• Non-accruing loans were down 8% for the quarter to $36.3 million
• Total risk based capital remains strong at 14.63%
• Core deposits grew 7% for the year
• Noninterest expense declined $2.3 million year to date
• Added three new loan production offices and seven senior level lenders

($ thousands)

($ thousands)

NEWBRIDGE BANCORP

NEWBRIDGE BANK

Trends
Net Interest Margin
(at year end, except as noted below)
*as of September 30
Total Risk Based Capital
(at year end, except as noted below)
*as of September 30

9.00%
10.00%
11.00%
12.00%
13.00%
14.00%
15.00%
2008 2009 2010 2011*
2.50%
3.00%
3.50%
4.00%
4.50%
2008 2009 2010 2011*
($20,000)
($15,000)
($10,000)
($5,000)
$0
$5,000
$10,000
2008* 2009 2010 2011**
$0
$5,000
$10,000
$15,000
$20,000
$25,000
$30,000
$35,000
$40,000
2008 2009 2010 2011*
Provision for Credit Losses
*excluding write-off of goodwill
**annualized
Net Income
*annualized

Managing Net Interest Margin
• NIM increased to 4.20%
• Maintained disciplined loan pricing strategies
– Interest rate floors, pricing on yield curve
– Courage and confidence to price according to risk
• Continued our core deposit relationship strategies
– Core deposits total 71% of deposits
– Deposit costs decreased 32 basis points from prior year third quarter to 0.71%
– Core deposits grew 7% for the year
• Improved asset liability management practices

Growing Core Deposits 13 DDA 12% NOW, Savings & Money Market 59% Time Deposits 29% September 2011 December 2009 Time Deposits 45% DDA 10% NOW, Savings & Money Market 45%

Non-Interest Income
• Wealth Management, Mortgage Banking and Private Banking
• Investment and Trust Services restructured to become Wealth
Management
– Addition of new wealth management professionals (March 2011)
– Growth of $65 million in Trust assets, or 85%, since last year
– Investment Services revenues increased 8% over prior year
• Bradford Mortgage acquisition resulting in an efficient mortgage company
• Growth in mortgage revenue and wealth management have largely offset declines in deposit fee income
• Private Banking initiative launched (late 2009)

Controlling Non-Interest Expense
• Annual non-interest expense has declined $14 million since merger
• Implemented disciplined Profit Plan accountability
• 2011 operating expense declined $2.8 million through September
• Lowered 2010 non-interest expense $5.0 million
• Franchise Validation Plan developed and implemented
– Reduced branches from 42 at merger to 30
– Reduced staff from 690 at merger to 437, including 30 in the third quarter of 2011
– Opened new LPOs in Raleigh, Asheboro and Morganton, NC
– Recently completed third-party review to improve efficiency

Reduce Non-Interest Expense 16 $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 2008 2009 2010 3Q 2011 (Annualized) $14 million in annual cost saves since merger

Table of Contents NBBC Overview Recent Performance Loan Portfolio Analysis Outlook and Summary 17

Improving Asset Quality
Nonperforming loans, net of TDRs, declined 53% from June 2009 peak
NPAs and past dues peaked in February 2010
30-89 day past dues are down 21% since December 2010
AD&C portfolio has contracted $70 million, or 50%, year over year
NBBC is materially below the FFIEC high CRE concentration definition
Texas Ratio*: 57% at March 2011
54% at June 30, 2011
51% at September 30, 2011
*Texas ratio equals nonperforming assets divided by the sum of tangible common equity and allowance for credit losses.

Loan Composition
*Includes owner occupied R/E of $229.0 million.
September 30, 2011

15%
6%
3%
3%
34%*
39%
Commercial Income Producing
Rental 1-4
Commercial Const. and A&D/Raw Land
Residential Const. and Lots/A&D
C and I*
Consumer

$11.3
$1.9
$24.6
$6.0
$19.6
$5.5
Residential Construction - Pre Sold
Residential A&D Commercial Construction
Commercial Raw Land Acquisition & Development - Commercial
AD&C Portfolio Mix
($ in millions)
Total AD&C Portfolio: $68.9 million
September 30, 2011

Residential Construction - Builder Spec

$18.8
$3.8
$18.9
$12.1
$55.4
$35.7
$28.8
$13.1
Residential rental C-store Hotel/motel
Industrial Office Retail
Special purpose/other Restaurant
Income Producing CRE by Collateral Type
($ in millions)
Total Including Producing Portfolio: $186.6 million
September 30, 2011

Nonperforming Asset Trends
Nonaccruing Loans, TDR and OREO

$15
$25
$35
$45
$55
$65
$75
$85
$95
Q2 09 Q3 09 Q4 09 Q1 10 Q2 10 Q3 10 Q4 10 Q1 11 Q2 11 Q3 11
Nonaccruing loans Troubled debt restructured loans OREO

23 Nonperforming Asset Trends Troubled Debt Restructured Loans $0 $5 $10 $15 $20 $25 Q2 09 Q3 09 Q4 09 Q1 10 Q2 10 Q3 10 Q4 10 Q1 11 Q2 11 Q3 11 Accruing Non Accruing -

Impaired and Potential Problem Loans

*(Total Classified Assets + OREO) divided by (Tier 1 Capital + ALLL)
September 30, 2011 June 30, 2011 March 31, 2011
Loans evaluated for impairment 33,827 $                    37,483 $                  36,497 $                  38,303 $
Other nonperforming loans 9,635 10,197 13,489 12,282
Total nonperforming loans 43,462 47,680 49,986 50,585
Other potential problem loans 93,459 97,141 96,509 110,924
136,921 $                  144,821 $               146,495 $               161,509 $
Classified asset ratio* 80% 84% 86% 94%
Total impaired and potential problem loans
December 31, 2010

Migration of Potential Problem Loans
Substandard Doubtful

$0
$100
$120
$140
1 10 2 10 Q3 10 4 10 1 11 2 11 3 11 Q Q Q Q Q Q
$0
$25
$30
Q1 10 Q2 10 Q3 10 Q4 10 Q1 11 Q2 11 Q3 11
$20
$20
$40
$60
$80
$5
$10
$15
$160

ALLL Analysis
• Charged off $134 million of loans and OREO since 2007
• Impaired loans have a 23% mark as of Q3 2011
• ALLL to retained loans is 2.27% as of Q3 2011
– UBPR Peer percentage – 2.10%
• 94% of ALLL is in general reserves
• $27.8 million ALLL covers annualized charge-offs by 1.56x

Risk Management Infrastructure
• Internal loan review reports to Board Credit Committee
• External loan review engaged by Board Credit Committee
• Appraisal/valuation function is independent from production
• Centralized construction administration
• Centralized retail and small business underwriting
• Loan concentration guidelines by market and product

Table of Contents NBBC Overview Recent Performance Loan Portfolio Analysis Outlook and Summary 28

Outlook
• Remain profitable as credit related costs expected to decline
• Net interest margin stable above 4%
• Credit improvement has relieved pressure to raise capital
– The Company is exploring a partial repayment of TARP
– Time will provide investors with greater clarity regarding value of
NBBC
– Strategic acquisitions could necessitate capital raise
• Measured investment in profitable business lines
• Continued focus on cost management culture
• Prepared to be an opportunistic/strategic acquirer
• Bolstered loan demand through added LPO offices

Summary
• Thriving community bank with critical mass
• Improving asset quality
• Gaining core deposit share in an attractive MSA
• Experienced management team
• No immediate capital needs
• Pursuing organic growth and expansion through LPO’s/acquisition
• Trading at a discount to tangible book value
• Disciplined acquirer

www.newbridgebank.com NASDAQ: NBBC Third Quarter 2011 Investor Presentation